NATIONWIDE VARIABLE INSURANCE TRUST

NVIT J.P. Morgan Digital Evolution Strategy Fund

NVIT J.P. Morgan Innovators Fund

NVIT J.P. Morgan Large Cap Growth Fund

NVIT J.P. Morgan US Technology Leaders Fund

Supplement dated May 6, 2022

to the Statement of Additional Information (“SAI”) dated April 25, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

1.	Effective immediately, the SAI is amended as follows:

a. The information relating to the last paragraph under the heading “Limitation of Fund Expenses” on page 47 of the SAI is deleted in its entirety and replaced with the following:

Until at least April 30, 2024, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, fees paid to JPMorgan Chase Bank, N.A. (“JPMorgan”) (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules, as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC, dated July 1, 2018, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other nonroutine expenses not incurred in the ordinary course of a Fund’s business, for all share classes of the Funds as follows:

NVIT J.P. Morgan Digital Evolution Strategy Fund to 0.62%

NVIT J.P. Morgan Innovators Fund to 0.62%

NVIT J.P. Morgan Large Cap Growth Fund to 0.62%

NVIT J.P. Morgan US Technology Leaders Fund to 0.62%

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